                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 16, 2004


AMERICAN EXPRESS RECEIVABLES                     AMERICAN EXPRESS CENTURION BANK
   FINANCING CORPORATION

              (as Originators of the American Express Master Trust)
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust



   Delaware           13-3854638          333-75716             Utah             11-2869526        333-75716-01
   (State or           (I.R.S.           (Commission         (State or            (I.R.S.           (Commission
     Other             Employer          File Number)          Other              Employer         File Number)
 Jurisdiction        Identification                         Jurisdiction       Identification
      of               Number)                                   of               Number)
 Incorporation                                             Incorporation
      or                                                         or
 Organization)                                             Organization)


        200 Vesey Street, Room 138                   4315 South 2700 West
            Mail Stop 01-31-12                    Salt Lake City, Utah 84184
         New York, New York 10285                       (801) 945-2030
              (212) 640-2000
                                       N/A
                   (Former Name or Former Address, if Changed
                               Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5.           Other Events

         As of the close of business on April 16, 2004, American Express Centurion Bank ("Centurion") sold a portion of its credit and charge account portfolio to American Express Bank, FSB ("FSB"). In connection with this sale, the pooling and servicing agreement relating to the American Express Master Trust (the "Trust") was amended and restated primarily to designate FSB as an account owner with respect to the Trust.

         The amended and restated pooling and servicing agreement, which was executed in connection with or otherwise in contemplation of this restructuring, is attached hereto as Exhibit 4.1.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following is filed as Exhibit 4.1 to this Report under Exhibit 4.

         Exhibit 4.1       Amended and Restated Pooling and Servicing
                           Agreement, dated as of April 16, 2004, among American Express Receivables Financing Corporation, American Express Centurion Bank and American Express Bank, FSB, as transferors, American Express Travel Related Services Company, Inc., as servicer, and The Bank of New York, as trustee.

Item 8.           Not Applicable.

Item 9.           Not Applicable.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    American Express Receivables Financing
                                    Corporation,
                                    as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                    By:       /s/ David L. Yowan
                                        ----------------------------------------
                                    Name:  David L. Yowan
                                    Title: President

                                    American Express Centurion Bank,
                                    as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                    By:       /s/ Traci L. Memmott
                                        ----------------------------------------
                                    Name:  Traci L. Memmott
                                    Title: Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX


Exhibit                                     Description
-------                                     -----------

Exhibit 4.1 Amended and Restated Pooling and Servicing Agreement, dated as of April 16, 2004, among American Express Receivables Financing Corporation, American Express Centurion Bank and American Express Bank, FSB, as transferors, American Express Travel Related Services Company, Inc., as servicer, and The Bank of New York, as trustee.